Exhibit 8

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ Gregg A. Cohen
Name: Gregg A. Cohen

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ Alan De Rose
Name: Alan De Rose

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ David J. Heymann
Name: David J. Heymann

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ Neil H. Koenig
Name: Neil H. Koenig

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ Gerald L. Nudo
Name: Gerald L. Nudo

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ Robert M. Pascucci
Name: Robert M. Pascucci

POWER OF ATTORNEY

The undersigned hereby appoints Ivan Kaufman and Paul Elenio, jointly and each of them severally, to be his true and lawful attorney-in-fact and agent to execute and file with the Securities and Exchange Commission any Schedule 13D, Schedule 13G, any settlement agreement, any amendments to any of the foregoing and any related agreement or documentation which may be required or advisable to be executed or filed in his individual capacity as a result of the undersigned's beneficial ownership of, or participation in a group with respect to, securities directly or indirectly beneficially owned by Arbor Realty Trust, Inc. or any of its affiliates, of CBRE Realty Finance, Inc., and granting unto said attorney-in-fact and agent full power and authority to do and perform each and every act and thing which he might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agent may lawfully do or cause to be done by virtue hereof.  The authority of Ivan Kaufman and Paul Elenio under this Power of Attorney shall continue with respect to the undersigned in perpetuity unless revoked earlier in writing.

Date: January 24, 2008

/s/ William F. Regan
Name: William F. Regan